Exhibit 3.423

FILED
AUG 11 1992
GEORGE H. RYAN
SECRETARY OF STATE

Submit in Duplicate	File #

Payment must be made by Certified Check, Cashiers’ Check or a Honey Order, payable to “Secretary of state”
DO NOT SEND CASH !
This Space For Use By
Secretary of State
Date 8-11-92

License Fee	$
Franchise Tax	$25.00
Filing Fee	$75.00
100.00
Clerk    2

JIM EDGAR
Secretary of State
State of Illinois
ARTICLES OF INCORPORATION
Pursuant to the provisions of “The Business Corporation Act of 1983”, the undersigned incorporator(s) hereby adopt the following Articles of Incorporation.

ARTICLE ONE	The name of the corporation is (Shall contain the word “corporation”, “company”, “incorporated”, “limited”, or an abbreviation thereof)
CONTINENTIAL WAST INDUSTRIES VENTURE, INC.

ARTICLE TWO PAID AUG 11 1992	The name and address of the initial registered agent and its registered office are: Registered Agent - Thomas Volini Registered Office - 4052 Frankin Street Western Springs, IL 60558	EXPEDITED AUG 11 1992 SECRETARY OF STATE

ARTICLE THREE	The purpose or purposes for which the corporation is organized are:
The transaction of any and all lawful business for which corporations may be incorporated under the Illinois Business Corporation Act of 1983.

ARTICLE FOUR	Paragraph 1: The authorized shares shall be:

CLASS	PAR VALUE PER SHARE	NUMBER OF SHARES AUTHORIZED
Common	No par value	1000

Paragraph 2: The preferences,qualifications, limitations, restrictions and the special or relative rights in respect of the shares of each class are: None

ARTICLE FIVE	The number of shares to be issued initially, and the consideration to be received by the corporation therefore, are;

CLASS	PAR VALUE PER SHARE	NUMBER OF SHARES ISSUED
Common	No par value	1000
CONSIDERATION TO BE RECEIVED THEREFOR: $100.00

ARTICLE SIX	OPTIONAL
The number of directors constituting the initial board of directors of the corporation is and the names and addresses of the persons who are to serve as directors until the first annual meeting of shareholders or until their successors be elected and qualify are: One (1)
Thomas Volini
4052 Frankin Street
Western Springs, IL 60558

ARTICLE SEVEN	OPTIONAL
(a) It is estimated that the value of the property to be owned by the corporation for the following year wherever located will be:
(b) It is estimated that the value of the property to be located within the State of Illinois during the following year will be:
(c) It is estimated that the gross amount of business which will be transacted by the corporation during the following year will be:
(d) It is estimated that the gross amount of business which will be transacted from places of business in the State of Illinois during the following year will be:

ARTICLE EIGHT	OTHER PROVISIONS
Attach a separate sheet of this size for any other provision to be included in the Articles of

Incorporation, e.g., authorizing pre-emptive rights; denying cumulative voting; regulating internal affairs; voting majority requirements; fixing a duration other than perpetual; etc.
     The undersigned incorporator(s) hereby declare(s), under penalties of perjury, that the statements made in the foregoing Articles of Incorporation are true.
DATED: August 10, 1992

Signature and Name			Post Office Address

1.	/s/ Julie Espineza	1.	500 Central Avenue
	Julie Espineza		Albany, N.Y. 12206
NOTE: If a corporation acts as incorporator, the name of the corporation and the state of incorporation shall be shown and the execution shall be by its President or Vice-President and verified by him, and attested by its Secretary or an Assistant Secretary.

ARTICLES OF INCORPORATION
OF
CONTINENTIAL WAST INDUSTRIES VENTURE, INC.
FILED BY:
Infosearch, Inc. — S5293-903215
500 Central Ave.
Albany, NY 12206-2290

FILED
SEP 8 1992
GEORGE H. RYAN
SECRETARY OF STATE

BCA — 10.30	File # 5694-509-1

Submit in Duplicate
Remit payment in Check or Money order payable to “Secretary of State”.
DO NOT SEND CASH !
This Space For Use By Secretary of state
Date 9/8/92

License Fee	$
Filing Fee	$25.00
Clerk

JIM EDGAR Secretary of State State of Illinois	PAID SEP 9, 1992
ARTICLES OF AMENDMENT
Pursuant to the provisions of “The Business Corporation Act of 1983”, the undersigned corporation hereby adopts these Articles of Amendment to its Articles of Incorporation.
ARTICLE ONE

The name of the corporation is:	(Note 1)
CONTINENTIAL WAST INDUSTRIES VENTURE, INC.
ARTICLE TWO
The following amendment to the Article of Incorporation was adopted on August 14, 1992 the manner indicated below (“☑ ” one box only.)
☐ By a majority of the incorporators, provided no directors were named in the Articles of Incorporation and no directors have been elected; or by a majority of the board of directors, in accordance with Section 10.10, the corporation having issued no shares as of the time of the adoption of this amendment;
(Note 2)
☐ By a majority of the board of directors, in accordance with Section 10.15, shares having been issued but shareholder action not being required for the adoption of the amendment;
(Note 3)
☑ By the shareholders, in accordance with Section 10.20 a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the articles of incorporation were voted in favor of this amendment;
(Note 4)

☐ By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by the shareholders having not less than the minimum number of votes required by statute and by the articles of incorporation. Shareholders who have not consented in writing have been given notice in accordance with Section 7.10;
(Note 4)
☐ By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors have been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders entitled to vote on this amendment.
(Note 4)
(INSERT AMENDMENT)
(Any article being amended is required to be set forth in its entirety.) (Suggested language for an amendment to change the corporate name is: RESOLVED, that the Articles of Incorporation be amended to read as follows:)
CONTINENTAL WASTE INDUSTRIES VENTURE, INC.

(New Name)
        EXPEDITED
        SEP 08 1992
SECRETARY OF STATE
        EXPEDITED
        AUG 26 1992
SECRETARY OF STATE

ARTICLE THREE
The manner in which any exchange, reclassification or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for or effected by this amendment, is as follows: (If not applicable, insert “No Change”)
N/A
ARTICLE FOUR
(a) The manner in which said amendment effects a change in the amount of paid-in capital (Paid-in Capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) is as follows: (If not applicable, insert “No change”)
N/A
(b) The amount of paid-in-capital (Paid-in Capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) as changed by this amendment is as follows: (If not applicable, insert “No change”)
N/A

	Before Amendment	After Amendment
Paid-in Capital	$	$

     (1) The undersigned corporation has caused these articles to be signed by its duly authorized officers, each of whom affirm, under penalties of perjury, that the facts stated herein are true.
Dated: August 20,1992

CONTINENTIAL WAST INDUSTRIES VENTURE, INC.
(Exact name of corporation)
attested by:

/s/ Kevin Sheehy	by	/s/ Michael Drury
Signature of Secretary		Signature of Vice President

Kevin Sheehy		Michael Drury
(2) If amendment is authorized by the incorporators, the incorporators must sign below.
OR
If amendment is authorized by the directors and there are no officers, then a majority of the directors or such directors as may be designated by the board, must sign below.

FILED
OCT 7 1992
GEORGE H. RYAN
SECRETARY OF STATE
GEORGE H. RYAN
SECRETARY OF STATE
State of Illinois

BCA — 10.30 (Form Rev. Jan. 1986)	File # 5694-509-1

Submit in Duplicate
Remit payment in Check or Money order, payable to “Secretary of State”.
DO NOT SEND CASH !

ARTICLES OF AMENDMENT
This Space For Use By
Secretary of State
Date 10/7/92

License Fee	$
Franchise Tax	$
Filing Fee	$25.00
Clerk

Pursuant to the provisions of “The Business Corporation Act of 1983”, the undersigned corporation hereby adopts these Articles of Amendment to its Articles of Incorporation.

ARTICLE ONE	The name of the corporation is Continental Waste Industries Ventures, Inc.
(Note 1)

ARTICLE TWO	The following amendment of the Articles of Incorporation was adopted on September 25, 1992 19 in the manner indicated below. (“☑” one box only.)
☐	By a majority of the incorporators, provided no directors were named in the articles of incorporation and no directors have been elected; or by a majority of the board of directors, in accordance with Section 10.10, the corporation having issued no shares as of the time of adoption of this amendment;
(Note 2)
By a majority of the board of directors, in accordance with Section 10.15, shares having been issued but shareholder action not being required for the adoption of the amendment;
(Note 3)
☑	By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the articles of incorporation were voted in favor of the amendment;
(Note 4)
☐	By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the articles of incorporation. Shareholders who have not consented in writing have been given notice in accordance with Section 7.10;
(Note 4)
☐	By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders entitled to vote on this amendment.
(Note 4)
(INSERT AMENDMENT)
(Any article being amended it required to be set forth in its entirety.) (Suggested language for an amendment to change the corporate name is RESOLVED, that the Articles of Incorporation be amended to read as follows:)
CONTINENTAL WASTE INDUSTRIES OF ILLINOIS, INC.

(NEW NAME)

PAID OCT 7 1992	All changes other than name, include on page 2 (over)	EXPEDITED OCT 07 1992 SECRETARY OF STATE

ARTICLE THREE	The manner in which any exchange, reclassification or cancellation of issued shares or a reduction of the number of authorized shares of any class below the number of issued shares of that class provided for or elected by this amendment, is as follows (if not applicable, insert “NO change”)

NO CHANGE

ARTICLE FOUR	(a) The manner in which said amendment effects a change in the amount of paid-in capital (Paid in capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) is as follows (it not applicable, insert “No change”)

NO CHANGE

(b) The amount of paid-in capital (Paid-in Capital replaces the terms Stated Capital and Paid-in surplus and is equal to the total of these accounts) as changed by this amendment is as follows: (if not applicable insert “No change”)

NO CHANGE
        EXPEDITED
        OCT 05 1992
SECRETARY OF STATE

	Before Amendment	After Amendment
Paid-in Capital	$	$

(Complete either item 1 or 2 below)
(1) The undersigned corporation has caused these articles to be signed by its duly authorized officers, each of whom affirm, under penalties of perjury, that the facts stated herein are true.

Dated September 25, 1992		Continental Waste Industries Venture, Inc.
(Exact Name of Corporation)

attested by:	/s/ T. Kevin Sheehy	by:	/s/ Michael Drury
	(Signature of Secretary or Assistant Secretary)		(Signature of President or Vice President)

	T. Kevin Sheehy		Michael Drury, V.P.
	[ILLEGIBLE]		(Type of Print Name and Title)
(2) If amendment is authorized by the incorporators, the incorporators must sign below.
OR
If amendment is authorized by the directors and there are no officers, then a majority of the directors or such directors as may be designated by the board, must sign below.
The undersigned affirms, under penalties of perjury, that the facts stated herein are true.

Dated , 19

Resolution

Form BCA-10.30
(Rev Jan. 1991)
George H. Ryan
Secretary of State
Department of Business Services
Springfield IL 62756
Telephone (217) 782-6961
Remit payment in check or money
order, payable to “Secretary of State”.
ARTICLES OF AMENDMENT

FILED
FEB 23 1993
GEORGE H. RYAN
SECRETARY OF STATE
File   5694-509-1
SUBMIT IN DUPLICATE
This space for use of
Secretary of State
Date [ILLEGIBLE]

Franchise Tax	$
Filing Fee	$
Penalty	$
Approved: [ILLEGIBLE]

1.	CORPORATE NAME: Continental Waste Industries of Illinois, Inc.
(Note 1)
2.	MANNER OF ADOPTION:
The following amendment of the Articles of Incorporation was adopted on February 22, 1993 in the manner indicated below.
(☑ one box only)
☐	By a majority of the incorporators, provided no directors were named in the articles of incorporation and no directors have been elected; or by a majority of the board of directors, in accordance with Section 10.10, the corporation having issued no shares as of the time of adoption of this amendment;
(Note 2)
☐	By a majority of the board of directors, in accordance with Section 10.15, shares having been issued by shareholder action not being required for the adoption of the amendment;
(Note 3)
☐	By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the articles of incorporation were voted in favor of the amendment;
(Note 4)
☐	By the shareholders, in accordance with Section 10.20 and 7.10 a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the articles of incorporation. Shareholders who have not consented in writing have been given notice in accordance with Section 7.10;
(Note 4)
☑	By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders entitled to vote on this amendment.
(Note 4)
(INSERT AMENDMENT)
(Any article being amended is required to be set forth in its entirety.) (Suggested language for an amendment to change the corporate name is RESOLVED, that the Articles of incorporation be amended to read as follows:)
CWI of Illinois, Inc. MH

(NEW NAME)

PAID FEB 23 1993	All changes other than name, include on page 2 (over)	EXPEDITED FEB 23 1993 SECRETARY OF STATE

3.	[ILLEGIBLE]
NO CHANGE
4.	(a) The manner in which said amendment effects a change in the amount of paid-in capital (Paid-in capital replaces the terms Stated Capital and Pain-in Surplus and is equal to the total of these accounts) is as follows: (If not applicable, insert “No change”)
NO CHANGE
(b) The amount of paid-in-capital (Paid-in Capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) as changed by this amendment is as follows: (If not applicable, insert “No change”)
NO CHANGE

	Before Amendment	After Amendment
Paid-in Capital	$	$

(Complete either Item 5 or 6 below)
5.	The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true.

Dated February 22, 1993		Continental Waste Industries of Illinois, Inc.
(Exact Name of Corporation)

attested by	/s/ [ILLEGIBLE]	by	/s/ Michael Drury

	(Signature of Secretary or Assistant Secretary)		(Signature of President or Vice President)

	[ILLEGIBLE] Assistant Secretary		Michael Drury, Vice President
	(Type or Print Name and Title)		(Type or Print Name and Title)
6.	If amendment is authorized by the incorporators, the incorporators must sign below.
OR
If amendment is authorized by the directors and there are no officers, then a majority of the directors or such directors as may be designated by the board, must sign below.
The undersigned affirms, under the penalties of perjury, that the facts stated herein are true.

Dated , 19